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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


                Date of Report (Date of earliest event reported):
                                 August 14, 2002

                                 PLUG POWER INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    00027527               22-3672377
            --------                    --------               ----------
        (State or Other               (Commission             (IRS Employer
 Jurisdiction of Incorporation)        File Number)         Identification No.)



                 968 ALBANY-SHAKER ROAD, LATHAM, NEW YORK 12110
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 782-7700
                                                           --------------

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Item 9.  Regulation FD Disclosure.

On August 14, 2002, the Plug Power Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002, with the Securities and Exchange Commission. Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and Chief Financial Officer of the Company accompanied that filing. Copies of the certifications are furnished below.

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Plug Power Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roger B. Saillant, Chief Executive Officer of the Company, certify, solely pursuant to 18 U.S.C.
(S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002.

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Roger B. Saillant

Roger B. Saillant
Chief Executive Officer
August 14, 2002


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Plug Power Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Mark Schmitz, Chief Financial Officer of the Company, certify, solely pursuant to 18 U.S.C.
(S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002.

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ W. Mark Schmitz

W. Mark Schmitz
Chief Financial Officer
August 14, 2002

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                            PLUG POWER INC.

Dated:  August 14, 2002                     By:  /s/ W. Mark Schmitz
                                                 ---------------------
                                                 W. Mark Schmitz
                                                 Chief Financial Officer